                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  April 30, 1999


                             AVIVA PETROLEUM INC.
            (Exact name of registrant as specified in its charter)

            TEXAS                            0-22258                     75-1432205
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                      Identification Number)

          8235 DOUGLAS AVENUE,                                        75225
        SUITE 400, DALLAS, TEXAS                                    (Zip Code)
(Address of principal executive offices)


                                (214) 691-3464
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS


     The press release dated April 30, 1999, that is filed herewith as Exhibit
20.1 is incorporated herein by reference.


ITEM 7. EXHIBITS


c)   Exhibits

     20.1 Press release dated April 30, 1999, reporting the termination of merger discussions between Aviva Petroleum Inc. and Sharpe Resources Corporation.

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AVIVA PETROLEUM INC.



Date:  April 30, 1999               /s/ James L. Busby
                                    -----------------------------------
                                    James L. Busby
                                    Treasurer and Secretary
                                    (principal financial and accounting officer)

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EXHIBITS

Number                        Description of Exhibit
------                        ----------------------

**20.1 Press release dated April 30, 1999, reporting the termination of merger discussions between Aviva Petroleum Inc. and Sharpe Resources Corporation.



____________
**  Filed Herewith

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